UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

March 30, 2020
Date of Report (Date of earliest event reported)
__________________
THE RUBICON PROJECT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36384	20-8881738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12181 Bluff Creek Drive, 4th Floor
Los Angeles, CA 90094
(Address of principal executive offices, including zip code)

(310) 207-0272
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RUBI	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
On April 1, 2020, The Rubicon Project, Inc. ("Rubicon Project") filed with the Securities and Exchange Commission (the "SEC") a Current Report on Form 8-K (the "Initial Form 8-K") disclosing that on April 1, 2020, pursuant to an Agreement and Plan of Merger (the "Merger Agreement") with Madison Merger Corp., a Delaware corporation and wholly owned subsidiary of Rubicon Project ("Merger Sub"), and Telaria, Inc., a Delaware corporation ("Telaria"), Merger Sub merged with and into Telaria, with Telaria continuing as the surviving corporation and a wholly owned subsidiary of Rubicon Project (the "Merger").
In the Initial Form 8-K, Rubicon Project stated its intention to file the historical financial statements of Telaria and the pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K not later than 71 calendar days after the date that the Initial Form 8-K was required to be filed with the SEC. Pursuant to the instructions to Item 9.01 of Form 8-K, this Amendment No. 1 to Current Report on Form 8-K/A amends the Initial Form 8-K in order to provide the required financial information.

Item 9.01 Financial Statements and Exhibits

(a)    Financial Statements of Businesses Acquired

The audited consolidated balance sheets of Telaria as of December 31, 2019 and December 31, 2018 and the related audited consolidated statements of operations, comprehensive income, changes in stockholders’ equity and cash flows for the years ended December 31, 2019, 2018, and 2017, and the notes related thereto, included as Exhibit 99.1 hereto are incorporated by reference into this Item 9.01(a).

(b)    Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of December 31, 2019 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019, and the related notes thereto, included as Exhibit 99.2 hereto and incorporated by reference into this Item 9.01(b).

(d)     Exhibits

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP, independent registered public accounting firm for Telaria, Inc.
23.2	Consent of BDO USA, LLP, independent registered public accounting firm for Telaria, Inc.
99.1
The audited consolidated balance sheets of Telaria, Inc. as of December 31, 2019 and December 31, 2018 and the related audited consolidated statements of operations, comprehensive income, changes in stockholders’ equity and cash flows for the years ended December 31, 2019, 2018, and 2017, and the notes related thereto (incorporated by reference to the Annual Report on Form 10-K of Telaria, Inc. for the year ended December 31, 2019 (SEC File No. 001-35982), filed by Telaria, Inc. with the SEC on March 16, 2020).

99.2	The unaudited pro forma condensed combined balance sheet as of December 31, 2019 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE RUBICON PROJECT, INC.

By:	/s/ David Day
David Day
Chief Financial Officer

Date: June 17, 2020